UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

AGASSI SPORTS ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24970	88-0203976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 N. Town Center Dr #160 Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 400-4005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.02 Unregistered Sales of Equity Securities.

On February 3, 2026, Agassi Sports Entertainment Corp. (the “Company”, “we” and “us”), entered into a consulting agreement with a third party consultant and granted the consultant warrants to purchase up to 200,000 shares of common stock of the Company, with a three year term and a $5.00 per share exercise price, including cashless exercise rights, exercisable as to 100,000 such warrant shares immediately and 100,000 such warrant shares on the one year anniversary of the grant. The Company claims an exemption from registration for the grant of the warrants pursuant to Section 4(a)(2)and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the offer and sale of such securities did not involve a public offering and the recipient was an “accredited investor”. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. If exercised in full for cash, a maximum of 200,000 warrant shares would be issuable to the holder of the warrants.

On February 4, 2026, James Askew, a member of the Board of Directors of the Company exercised warrants to purchase an aggregate of 2,269,583 shares of the Company’s common stock with an exercise price of $0.397 per share (the “Warrants”) on a cashless basis. In connection with such exercise, the Company issued to Mr. Askew a net of 2,097,740 shares of common stock, after the forfeiture of 171,843 warrant shares to the Company in satisfaction of the aggregate exercise price, based on the fair market value of the Company’s common stock on the exercise date, as determined in accordance with the terms of the Warrants. The issuance of the shares of common stock was made by the Company in reliance upon Section 3(a)(9) of the Securities Act, as the shares were issued in exchange for outstanding securities of the Company held by an existing security holder, and no commission or other remuneration was paid or given, directly or indirectly, for soliciting such exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agassi Sports Entertainment Corp.

	By:	/s/ Ronald S. Boreta
Date: February 5, 2026	Name:	Ronald S. Boreta
	Title:	Chief Executive Officer